UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 15, 2005

                               Camelot Corporation
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                                    Colorado
                               -------------------
                 (State or other jurisdiction of incorporation)


     0-8299                                                 84-0681531
---------------------------                              -------------------
(Commission File Number)                                   (I.R.S. Employer
                                                           Identification No.)

PMB 249, 6757 Arapaho, Suite 122, Dallas, Texas                 75248
(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (972) 612 1400


--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))



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Item 5.02 Departure of Directors or Principal Officers; Election of Directors:
          Appointment of Principal Officers

On July 15, 2005, Allan Wolfe resigned as a Director.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  CAMELOT CORPORATION
                              ---------------------------
                                     (Registrant)

Date:  July 15, 2005

                               /s/ Daniel Wettreich
                              ---------------------------
                              Daniel Wettreich, President